Exhibit 99.2

EQT MIDSTREAM PARTNERS ANNOUNCES PRICING OF SENIOR NOTES

Pittsburgh, PA (June 20, 2018) — EQT Midstream Partners, LP (NYSE: EQM) (Partnership) announced today that it has priced an offering of $1.1 billion in aggregate principal amount of its 4.75% senior notes due 2023, $850 million in aggregate principal amount of its 5.5% senior notes due 2028, and $550 million in aggregate principal amount of its 6.5% senior notes due 2048, at prices to the public of 99.761%, 99.538%, 99.055% of their face value, respectively. The Partnership expects the offering to close on June 25, 2018, subject to the satisfaction of customary closing conditions.

The Partnership intends to use the net proceeds from the offering to repay the amounts outstanding under its 364-day term loan facility and for general partnership purposes. In addition, if the proposed merger between the Partnership and Rice Midstream Partners LP (NYSE: RMP) (RMP) is consummated, the Partnership intends to use a portion of the net proceeds from the offering to repay the amounts outstanding under RMP’s revolving credit facility.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, and U.S. Bancorp Investments, Inc. are acting as joint book-running managers for the offering. SMBC Nikko Securities America, Inc., Citizens Capital Markets, Inc., The Huntington Investment Company, and CIBC World Markets Corp. are acting as co-managers for the offering. Copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained, free of charge, on the Securities and Exchange Commission’s website at www.sec.gov or from the underwriters of the offering as follows:

Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Prospectus Dept. 200 North College Street NC1-004-03-43 Charlotte, NC 28255-0001 Tel: 1 (800) 294-1322 Email: dg.prospectus_requests@baml.com	Wells Fargo Securities, LLC Attn: WFS Customer Service 608 2nd Avenue South, Suite 1000 Minneapolis, MN 55402 Tel: 1 (800) 645-3751 Email: wfscustomerservice@wellsfargo.com

PNC Capital Markets LLC Attn: Kathleen Riley 300 Fifth Avenue, Floor 10 Pittsburgh, PA 15222 Tel: 1 (855) 881-0697 Email: Kathleen.Riley@pnc.com	Deutsche Bank Securities Inc. Attn: Prospectus Group 60 Wall Street New York, NY 10005-2836 Tel: 1 (800) 503-4611 Email: prospectus.CPDG@db.com

This news release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About EQT Midstream Partners:

EQT Midstream Partners, LP is a growth-oriented limited partnership formed by EQT Corporation to own, operate, acquire, and develop midstream assets in the Appalachian Basin. The Partnership provides midstream services to EQT Corporation and third-party companies through its strategically located transmission, storage, and gathering systems that service the Marcellus, Utica and Upper Devonian regions. The Partnership owns approximately 950 miles of FERC-regulated interstate pipelines; and also owns approximately 1,950 miles of high- and low-pressure gathering lines.

Important Additional Information

In connection with the proposed merger between EQT Midstream Partners (EQM) and RMP (collectively, Partnerships), EQM has filed a registration statement on Form S-4 containing a proxy statement/prospectus (Form S-4) with the SEC. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that EQM or RMP may file with the SEC or send to RMP unitholders in connection with the proposed transaction. UNITHOLDERS OF RMP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus and the registration statement, and any other documents that may be filed with the SEC with respect to the proposed transaction free of charge at the SEC’s website, http://www.sec.gov. The documents filed with the SEC by EQT Corporation (EQT) and its publicly traded subsidiaries (including EQM, RMP and EQT GP Holdings, LP (EQGP)) may be obtained free of charge at the applicable website (www.eqt.com for EQT, www.eqtmidstreampartners.com for EQGP and EQM, and www.ricemidstream.com for RMP) or by requesting them by mail at EQT Corporation, 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222, Attention: Investor Relations, or by telephone at (412) 553-5700.

Participants in the Solicitation

The Partnerships and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of RMP in connection with the proposed transaction. Information about the directors and executive officers of the general partners of EQM and RMP is set forth, respectively, in the Annual Report on Form 10-K for the year ended December 31, 2017 filed by such Partnership with the SEC on February 15, 2018 and certain of the Partnerships’ respective Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statements

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth of the Partnership and its subsidiaries, including guidance relating to the expected consummation of the offering and the Partnership’s expected use of proceeds from the offering. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Partnership has based these forward-looking statements on current expectations and assumptions about future events. While the Partnership considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Partnership’s control. The risks and uncertainties that may affect the operations, performance and results of the Partnership’s business and forward-looking statements include, but are not limited to, those risks discussed in the Partnership’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Analyst inquiries please contact:

Nate Tetlow — Investor Relations Director

412.553.5834

ntetlow@eqtmidstreampartners.com

Patrick Kane — Chief Investor Relations Officer

412.553.7833

pkane@eqtmidstreampartners.com

Media inquiries please contact:

Natalie Cox — Corporate Director, Communications

412.395.3941

ncox@eqtmidstreampartners.com

Source: EQT Midstream Partners